UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2021
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 11, 2021, Markel Corporation (the Company) received notice that Oscar Guerrero, the Company’s principal accounting officer, is resigning from the Company to pursue an opportunity at Nationwide as its Senior Vice President and Chief Financial Officer of the Property and Casualty operations. Mr. Guerrero’s last day with the Company will be May 31, 2021.
Upon Mr. Guerrero’s departure, Jeremy A. Noble, the Company’s Senior Vice President and Chief Financial Officer, will assume the Company’s principal accounting officer functions, duties and responsibilities. Additional information regarding Mr. Noble can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 under “Information About Our Executive Officers”.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Company's 2021 Annual Meeting of Shareholders (the 2021 Annual Meeting) held on May 10, 2021, shareholders (i) elected directors to the Company's Board of Directors (the Board) to serve until the Company's 2022 Annual Meeting of Shareholders or until their respective successors are elected, (ii) approved an advisory vote on executive compensation, and (iii) ratified the selection of KPMG LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The results of the 2021 Annual Meeting were as follows:
Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

Mark M. Besca	10,153,680	36,885	5,302	1,483,151
K. Bruce Connell	10,107,909	82,783	5,175	1,483,151
Thomas S. Gayner	9,507,726	629,501	58,640	1,483,151
Greta J. Harris*	10,180,671	10,533	4,663	1,483,151
Diane Leopold	10,098,941	92,451	4,475	1,483,151
Lemuel E. Lewis	9,908,908	281,356	5,603	1,483,151
Anthony F. Markel	9,773,677	417,324	4,866	1,483,151
Steven A. Markel	9,649,822	541,379	4,666	1,483,151
Harold L. Morrison, Jr.	10,113,678	76,702	5,487	1,483,151
Michael O'Reilly	9,954,602	235,697	5,568	1,483,151
A. Lynne Puckett	10,151,585	38,834	5,448	1,483,151
Richard R. Whitt, III	10,066,439	123,956	5,472	1,483,151

* Ms. Harris, who was not a member of the Board prior to the 2021 Annual Meeting, will serve on the Board’s Audit Committee and Nominating/Corporate Governance Committee.
Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes

9,910,834	270,600	14,433	1,483,151
Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

11,122,132	498,110	58,776	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 14, 2021	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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